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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):    September 3, 2004
                                                            -------------------



                         FRANK'S NURSERY & CRAFTS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its Charter)



         Delaware                     0-50158                  47-0863558
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)


       580 Kirts Blvd., Suite 300, Troy, Michigan           48084
       ------------------------------------------           -----
        (Address of principal executive offices)          (Zip Code)

    Registrant's telephone number, including area code     (248) 712-7000
                                                       -------------------------

                                 Not applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 3, 2004, Frank's Nursery & Crafts, Inc., a Delaware corporation (the "Company"), entered into an amendment (the "Amendment") to its credit facility with Kimco Capital Corp ("Kimco"). In June 2004, the Company and Kimco had entered into an amendment to the Kimco credit facility which provided for additional overline revolving loan advances of up to $15 million, with such additional advances available only in the Company's 4-week accounting periods ending October 3, 2004 and October 31, 2004 and such advances not to exceed $1 million and $6 million in those periods respectively, unless otherwise consented to by Kimco. Pursuant to the Amendment, such additional advances are now available only in the Company's 4-week accounting period ending September 5, 2004 and such advances shall not exceed $1 million in such period, unless otherwise consented to by Kimco. An amendment fee of $25,000 was paid to Kimco by the Company for the Amendment.

         On September 9, 2004, the Company entered into a $27.5 million debtor-in-possession financing facility with Kimco Capital Corp. which will provide the Company with funds to dispose of its assets in a timely manner.

         Kimco Capital Corp. is an affiliate of (i) Kimco Realty Services, Inc. which is the beneficial owner of 51.9% of the Company's common stock (based on the most recent information available to the Company), (ii) Kimco Select Investments, and (iii) Kimco Realty Corporation. A portion of the credit facility has been participated by Kimco Capital Corp. to Third Avenue Trust and/or its designees, which, collectively with its affiliates, is the beneficial owner of 22.6% of the Company's common stock (based on the most recent information available to the Company). Kimco Realty Corporation and its affiliates are the lessors of six of the Company's retail stores and a common area relating to another of the Company's retail stores.

ITEM 1.03         BANKRUPTCY OR RECEIVERSHIP.

         On September 8, 2004, the Company filed a voluntary petition, in the United States Bankruptcy Court for the Southern District of New York, for protection under Chapter 11 of the United States Bankruptcy Act, as amended. On September 8, 2004, the Company issued a press release related to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.  The following exhibit is filed with this report:

                  99.1    Press Release issued September 8, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FRANK'S NURSERY & CRAFTS, INC.


Date: September 10, 2004             By: /s/ Alan J. Minker
                                         --------------------------------------
                                         Alan J. Minker
                                         Senior Vice President, Treasurer and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------
99.1                       Press release dated September 8, 2004